Exhibit 10.56
***Text Omitted and Filed Separately
Confidential Treatment Requested
Under 17 C.F.R. §§ 200.80(b)(4), and 240.24b-2.
Delivery Order DTFA01-02-23004
Contract DTFA01-02-C-00023

DELIVERY ORDER DO#4

Under Contract No. DTFA01-02-C-00023

The purpose of this Delivery Order is to order an additional 50 complete CTX-9000 units and 50 parts kits known as long lead time items, in accordance with Contract number DTFA01-02-C-00023.  Items authorized under this Delivery Order are prescribed herein.

1.                Section B

The Contractor shall provide the following supplies and services in accordance with the terms and conditions of this letter contract.  The following line item(s) will be ordered in accordance with the contract amounts set forth below.

CLIN	TITLE	QUANTITY	UNIT PRICE		TOTAL
0001A	Pass Through SA EDS Unit (CTX-5500) w/powered incline conveyor and baggage exit slide/conveyor (Units […***…])	[…***…]	$	[…***…]	$	[…***…]
0007	Integrated EDS Unit (CTX-9000) Full production units (Units […***…])	[…***…]	$	[…***…]	$	[…***…]
0007	Parts Kits for Integrated EDS Unit (CTX-9000)	[…***…]	$	[…***…]	$	[…***…]

	TOTAL ORDERED					$93,360,000

2.                Funding:  Funding in the amount of $93,360,000 is hereby authorized under this Delivery Order, under the provisions set forth below:

3.2.4-22 Limitation of Government Liability (April 1996)

(a)  In performing this contract, the Contractor is not authorized to make expenditures or incur obligations exceeding $93,360,000 dollars.

(b) The maximum amount for which the Government shall be liable if this contract is terminated is $157,550,000 dollars.

(End of clause)

Expenditures above that amount are not authorized, and are at InVision’s own risk.

3.                Section C

The Contractor shall deliver the supplies and services associated with the above CLINs in accordance with the Statement of Work in Contract DTFA01-02-C-00023.

* Confidential Treatment Requested

4.                Section F

ITEM NO.	SUPPLY/SERVICE	QTY	DATE OF DELIVERY	PLACE OF DELIVERY	PLACE OF ACCEPTANCE
0001A	Pass Through SA EDS Unit (CTX-5500) w/ powered inclined conveyor and baggage exit slide/conveyor	[…***…]	By […***…]	[…***…]	FOB ORIGIN
0007	Integrated EDS Unit (CTX-9000)	[…***…]	By […***…]	[…***…]	FOB ORIGIN
0007	Integrated EDS Unit (CTX-9000)	[…***…]	By […***…]	[…***…]	FOB ORIGIN
0007	Integrated EDS Unit (CTX-9000)	[…***…]	By […***…]	[…***…]	FOB ORIGIN
0007	Integrated EDS Unit (CTX-9000)	[…***…]	By […***…]	[…***…]	FOB ORIGIN
0006A	Total Production Units	[…***…]

b. Period of Delivery

The period of delivery for this order is from the date of award through December 31,2002.

5.   Section G

a)  The following administration data applies to this order:

Contracting Office

Transportation Security Administration

John J. Handrahan

590 Herndon Parkway

Suite 120

Herndon, VA 20170

Telephone (703) 796-7125

Fax (707) 707-5675

Contracting Officer’s Technical Representative (COTR)

Transportation Security Administration

Keith Goll

590 Herndon Parkway, Suite 120

Herndon, VA 20170-5232

Telephone (703) 796-7103

Fax (703) 707-5675

* Confidential Treatment Requested

Quality Reliability Officer (QRO)

Federal Aviation Administration

Quality Reliability Officer (QRO)

Lindsey Humphrey, ASLJ-200

7151 Gateway Boulevard

Newark, CA 94560

Telephone (510) 739-2516

Fax (510) 739-6400

b.             This Delivery Order is funded in the amount of $93,360,000.  This amount is considered the contract ceiling.  Unless modified by the Contracting Officer in writing, the Contractor may not exceed this ceiling except at its own risk (see clause in Contracting Officer’s letter dated February 19, 2002 –  Limitation of Government Liability (Apr 1996)

c.             The Contractor shall submit to the FAA Contracting Officer the serial numbers/ID numbers for each system delivered under this Delivery Order, at least one week prior to, but no later than, delivery of the system.

6.   Section H - Special Terms and Conditions

The following terms apply to this Delivery Order, number DTFA01-02-23004 only.

(1)           In the event the Contractor fails to meet the delivery schedule as provided herein, such failure will be considered in accordance with the Termination for Default clause (AMS 3.10.6-4(1996)).

(2)           Payment Terms:

For CLIN 0006A Production Units.

For units 101 through 400:

70% of the CLIN price at satisfactory completion of Factory Acceptance Test (minus any previously paid long-lead items).  Satisfactory completion includes a signed form FAA-256, Inspection Report of Material and/or Services.

30% of the CLIN price at satisfactory completion of Site Acceptance Test, but not later than 90 days after successful completion of the Factory Acceptance Test.  Satisfactory completion includes a signed form FAA-256, Inspection Report of Material and/or Services.

For CLIN 0007:

Up to 50% of the CLIN price at time of order, but not to exceed the actual costs of long lead items.

70% of the CLIN price at satisfactory completion of Factory Acceptance Test (minus any previously paid long-lead items).  Satisfactory completion includes a signed form FAA-256, Inspection Report of Material and/or Services.

30% of the CLIN price at satisfactory completion of Site Acceptance Test, but not later than 90 days after successful completion of the Factory Acceptance Test.  Satisfactory completion includes a signed form FAA-256, Inspection Report of Material and/or Services.